SUB-ITEM 77Q1:  Exhibits

AMENDMENT #23
TO THE RESTATED AND
AMENDED
DECLARATION OF TRUST

FEDERATED INCOME
SECURITIES TRUST
Dated May 19, 2000

	This Declaration of
Trust is amended as
follows:

       Strike the first
paragraph of Section 5 ?
Establishment and
Designation of Series or
Class of Article III ?
BENEFICIAL INTEREST
from the Declaration of
Trust and substitute in its
place the following:

	"Section 5.
Establishment and
Designation of
Series or Class.
Without limiting
the authority of the
Trustees set forth
in Article XII,
Section 8, inter
alia, to establish
and designate any
additional Series or
Class or to modify
the rights and
preferences of any
existing Series or
Class, the Series
and Classes of the
Trust are
established and
designated as:
Federated Capital Income
Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Federated Floating Rate
Strategic Income Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Fund for U. S.
Government Securities
Class A Shares
Class B Shares
Class C Shares
Federated Unconstrained
Bond Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Intermediate
Corporate Bond Fund
Service Shares
Institutional Shares
Federated Muni and Stock
Advantage Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Institutional Shares
Federated Prudent
DollarBear Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Real Return
Bond Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Short-Term
Income Fund
Class A Shares
Class Y Shares
Service Shares
Institutional Shares

       	The
undersigned hereby
certify that the above
stated Amendment is a
true and correct
Amendment to the
Declaration of Trust, as
adopted by the Board of
Trustees at a meeting on
the 13th day of May,
2011, to become
effective on the 30th
day of September, 2011.

	WITNESS the due
execution hereof this 23rd
day of
August, 2011.

John F. Donahue
/s/ Charles F. Mansfield, Jr.
John F. Donahue
Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis
/s/ R. James Nicholson
Nicholas P. Constantakis
R. James Nicholson

/s/ John F. Cunningham
/s/ Thomas M. O?Neill
John F. Cunningham
Thomas M. O?Neill

/s/ J. Christopher Donahue
/s/ John S. Walsh
J. Christopher Donahue
John S. Walsh

/s/ Maureen Lally-Green
/s/ James F. Will
Maureen Lally-Green
James F. Will

/s/ Peter E. Madden
Peter E. Madden